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                                                                       GE Funds
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                      Supplement Dated December 22, 1998
                      To Prospectus Dated August 31, 1998

The following restates the sixth paragraph under the heading "Portfolio Management" on page 46 of the Prospectus:

         Ralph E. Whitman is the Portfolio Manager of the Mid-Cap Growth Fund effective December 1998. Mr. Whitman has more than 11 years of investment experience and has held positions with GE Investments since 1987. Mr. Whitman is currently a Vice President of GE Investments.

                                                                    GEF-PRO2-36